SEPARATE ACCOUNT VA-P

OF

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED
MAY 1, 2009

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On May 21, 2009, the Board of Trustees of Delaware VIP Trust (the “Trust”) approved a plan to liquidate and dissolve the Delaware Select Growth Series (Service Class) of the Trust (the “Series”).   The liquidation will occur on or about July 31, 2009.

Prior to the Liquidation Date, Contract owners with allocations invested in the Portfolios may transfer to any of the other investment options available under the Contract.  This transfer will be free of charge and will not count toward the number of free transfers that you may make each year.  You may call us at 800-688-9915 to make a transfer.

If we do not receive a transfer request from a Contract owner, any funds remaining in the Fund after the close of business on the day prior to the Liquidation Date will be transferred to the Pioneer Money Market Fund, which is a money market fund. These funds will remain invested in Pioneer Money Market Fund until the Contract owner transfers the funds into another investment option.  For more information about the other investment options under the Contract, see the prospectus for the Delaware VIP Trust.

For more information, see the Prospectus Supplement for Delaware VIP Trust dated June 1, 2009.

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Supplement dated June 24, 2009

CwA Pioneer Vision I/II